UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2021

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, North Carolina	27105
(Address of principal executive offices)	(Zip Code)

(336) 519-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, Par Value $0.01	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On May 11, 2021, Hanesbrands Inc. (the “Company” or “Hanesbrands”) issued a press release announcing its financial results for the first quarter ended April 3, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure

On May 11, 2021, the Company also issued a press release announcing its Full Potential three-year strategic growth plan. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The Company will discuss its Full Potential plan and first quarter financial results during a virtual Investor Day, which is scheduled for 8:30 a.m. EDT on May 11, 2021. The Investor Day will include presentations by leaders on the Company’s Full Potential plan followed by a live question-and-answer session. The live video webcast may be accessed on the investors page of the Company’s corporate website, www.Hanes.com/investors. An archive of the webcast will be available for six months after the presentation.

The Company has made available on the investors page of its corporate website, www.Hanes.com/investors, certain supplemental materials regarding Hanesbrands’ financial results and Full Potential plan (the “Supplemental Materials”). The Supplemental Materials include an Investor Day handout and an updated frequently asked questions document, which are attached as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K, respectively. All information in the Supplemental Materials is presented as of the particular date or dates referenced therein, and Hanesbrands does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Q1 Earnings Press Release dated May 11, 2021

Exhibit 99.2	Full Potential Press Release dated May 11, 2021

Exhibit 99.3	Investor Day Handout

Exhibit 99.4	Frequently Asked Questions

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANESBRANDS INC.

Date: May 11, 2021	By:	/s/ Michael P. Dastugue
	Name:	Michael P. Dastugue
	Title:	Chief Financial Officer